EXHIBIT 99

                       [Banc of America Securities LOGO]


--------------------------------------------------------------------------------


                 MBS New Issue Term Sheet - Collateral Appendix

                Wells Fargo Mortgage Backed Securities 2005-AR10

                                     Issuer

              Mortgage Pass-Through Certificates, Series 2005-AR10
                          $3,556,984,000 (approximate)




                                  May 18, 2005












--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of One-Year CMT based Relationship ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 1, 68.66% require only the payment of interest until the 61st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.500% to 10.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

None of the Group 1 Mortgage Loans have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                               Collateral Summary    Range (if applicable)
                                                               ------------------    ---------------------
Total Outstanding Loan Balance                                       $630,685,829
Total Number of Loans                                                       2,315
Average Loan Principal Balance                                           $272,434      $26,684 to $500,000
WA Gross Coupon                                                             4.384%        3.500% to 4.500%
WA FICO                                                                       744               585 to 821
WA Original Term                                                       360 months        240 to 360 months
WA Remaining Term                                                      346 months        220 to 358 months
WA OLTV                                                                     65.83%         8.05% to 95.00%
WA Months to First Rate Adjustment Date                                 47 months          31 to 58 months
WA Gross Margin                                                             2.750%
WA Rate Ceiling                                                             9.385%       8.500% to 10.250%
Geographic Concentration of Mortgaged Properties (Top 5   CA                85.20%
States) based on the Aggregate Stated Principal Balance   NV                 2.47%
                                                          AZ                 2.12%
                                                          WA                 1.68%
                                                          OR                 1.40%

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Occupancy                       Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
Primary Residence                 2,005     $551,189,319.63            87.40%
Second Home                         310       79,496,509.06            12.60
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Property Type                   Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
Single Family Residence           1,533     $418,335,656.15            66.33%
Condo - Low                         682      182,948,743.37            29.01
Condo - High                         62       17,239,457.02             2.73
2-4 Family                           22        8,155,183.68             1.29
PUD                                  14        3,546,788.47             0.56
Cooperative                           2          460,000.00             0.07
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Purpose                         Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
Purchase                            992     $268,330,555.71            42.55%
Refinance - Rate/Term               879      242,024,079.64            38.37
Refinance - Cashout                 444      120,331,193.34            19.08
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Geographic Area                 Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
Alaska                                1         $167,997.45             0.03%
Arizona                              52       13,375,042.72             2.12
Arkansas                              1          155,000.00             0.02
California                        1,955      537,333,479.86            85.20
Colorado                             25        6,819,579.31             1.08
Connecticut                           5        1,234,343.90             0.20
District of Columbia                  2          625,164.00             0.10
Florida                               7        1,822,120.38             0.29
Georgia                               6        1,766,883.23             0.28
Hawaii                               15        5,826,102.14             0.92
Idaho                                 4          923,355.50             0.15
Illinois                              6        1,392,311.76             0.22
Indiana                               2          473,869.70             0.08
Iowa                                  5        1,383,773.43             0.22
Kentucky                              2          516,800.00             0.08
Maryland                              3          737,550.00             0.12
Massachusetts                         6        1,777,811.77             0.28
Michigan                              1          197,600.00             0.03
Minnesota                            11        2,440,107.54             0.39
Mississippi                           1          184,779.47             0.03
Montana                               3          833,738.00             0.13
Nebraska                              6        1,495,449.43             0.24
Nevada                               66       15,562,983.03             2.47
New Hampshire                         1          350,278.10             0.06
New Jersey                            5        1,306,995.00             0.21
New Mexico                            2          431,200.00             0.07
New York                              5        1,365,940.31             0.22
North Carolina                        5        1,171,184.68             0.19
Ohio                                  2          454,000.00             0.07
Oregon                               35        8,858,072.95             1.40
Pennsylvania                          6        1,514,964.74             0.24
South Carolina                        2          465,000.00             0.07
Tennessee                             1          283,148.23             0.04
Texas                                 8        1,849,648.02             0.29
Utah                                  8        1,942,109.89             0.31
Vermont                               1          275,000.00             0.04
Virginia                              5        1,439,557.51             0.23
Washington                           39       10,577,168.42             1.68
Wisconsin                             5        1,355,718.22             0.21
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) As of the Cut-off Date, no more than approximately 1.26% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
Current Mortgage Loan         Mortgage      Balance as of     Pool Principal
Principal Balances ($)          Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
0.01 - 50,000.00                      1          $26,684.42             0.00%
50,000.01 - 100,000.00                3          275,500.59             0.04
100,000.01 - 150,000.00              60        8,686,058.84             1.38
150,000.01 - 200,000.00             326       58,693,731.12             9.31
200,000.01 - 250,000.00             419       95,674,394.29            15.17
250,000.01 - 300,000.00             623      173,538,015.84            27.52
300,000.01 - 350,000.00             774      253,397,799.28            40.18
350,000.01 - 400,000.00              92       32,842,814.72             5.21
400,000.01 - 450,000.00              12        5,162,329.59             0.82
450,000.01 - 500,000.00               5        2,388,500.00             0.38
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $272,434.


         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
Original Loan-To-Value        Mortgage      Balance as of     Pool Principal
Ratios (%)                      Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
5.01 - 10.00                          6       $1,462,191.51             0.23%
10.01 - 15.00                        13        2,800,745.28             0.44
15.01 - 20.00                        33        7,942,484.26             1.26
20.01 - 25.00                        32        7,526,823.90             1.19
25.01 - 30.00                        64       16,471,438.25             2.61
30.01 - 35.00                        72       17,675,751.96             2.80
35.01 - 40.00                        73       19,918,474.68             3.16
40.01 - 45.00                       100       26,195,942.41             4.15
45.01 - 50.00                       111       29,881,928.53             4.74
50.01 - 55.00                        94       25,643,347.90             4.07
55.01 - 60.00                       133       35,984,863.14             5.71
60.01 - 65.00                       150       40,253,968.23             6.38
65.01 - 70.00                       190       52,609,745.97             8.34
70.01 - 75.00                       186       52,026,847.82             8.25
75.01 - 80.00                     1,030      287,354,896.75            45.56
80.01 - 85.00                         5        1,173,254.74             0.19
85.01 - 90.00                        13        3,116,366.01             0.49
90.01 - 95.00                        10        2,646,757.35             0.42
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.83%.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
Current Mortgage              Mortgage      Balance as of     Pool Principal
Interest Rates (%)              Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
3.251 - 3.500                         2         $632,700.68             0.10%
3.751 - 4.000                         8        2,267,672.57             0.36
4.001 - 4.250                       657      179,617,548.64            28.48
4.251 - 4.500                     1,648      448,167,906.80            71.06
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.384% per annum.


                 Gross Margins of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
2.750                             2,315     $630,685,828.69           100.00%
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.750% per annum.


                 Rate Ceilings of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Rate Ceilings (%)               Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
8.251 - 8.500                         2         $632,700.68             0.10%
8.751 - 9.000                         8        2,267,672.57             0.36
9.001 - 9.250                       655      179,151,964.98            28.41
9.251 - 9.500                     1,648      448,167,906.80            71.06
10.001 - 10.250                       2          465,583.66             0.07
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 9.385% per annum.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
First Rate                    Mortgage      Balance as of     Pool Principal
Adjustment Date                 Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
December 1,2007                       1         $239,732.68             0.04%
February 1,2008                       1          291,823.71             0.05
April 1,2008                          2          670,563.71             0.11
May 1,2008                           15        4,410,165.59             0.70
June 1,2008                          19        5,211,624.84             0.83
July 1,2008                         106       28,329,909.58             4.49
August 1,2008                       170       46,607,556.98             7.39
September 1,2008                    174       46,701,210.09             7.40
October 1,2008                       78       21,668,182.18             3.44
November 1,2008                      42       11,368,590.76             1.80
December 1,2008                      23        5,910,428.49             0.94
January 1,2009                       43       11,758,850.20             1.86
February 1,2009                      70       19,387,945.61             3.07
March 1,2009                        233       63,205,042.11            10.02
April 1,2009                        290       78,527,745.38            12.45
May 1,2009                          245       67,159,626.68            10.65
June 1,2009                         257       69,499,664.44            11.02
July 1,2009                         138       37,537,118.23             5.95
August 1,2009                        26        7,291,216.61             1.16
September 1,2009                     12        3,493,605.62             0.55
October 1,2009                       64       17,437,039.57             2.76
November 1,2009                     100       28,054,982.92             4.45
December 1,2009                     127       34,614,892.23             5.49
January 1,2010                       50       13,613,288.49             2.16
February 1,2010                      19        5,163,834.49             0.82
March 1,2010                         10        2,531,187.50             0.40
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 47 months.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


                Remaining Terms of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Remaining Term (Months)         Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
201 - 220                             1         $160,193.48             0.03%
221 - 240                             3          620,641.06             0.10
261 - 280                             1          335,608.55             0.05
281 - 300                             2          552,372.52             0.09
321 - 340                           486      131,966,785.15            20.92
341 - 360                         1,822      497,050,227.93            78.81
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 346 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Credit Scores                   Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
801 - 850                            83      $21,900,893.36             3.47%
751 - 800                         1,051      281,946,053.44            44.70
701 - 750                           833      231,288,476.44            36.67
651 - 700                           327       90,038,719.00            14.28
601 - 650                            19        5,041,830.44             0.80
551 - 600                             1          195,644.18             0.03
Not Scored                            1          274,211.83             0.04
-----------------------------------------------------------------------------
Total:                            2,315     $630,685,828.69           100.00%
=============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Group 2 Collateral Summary
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of One-Year based Relationship ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 2, 74.01% require only the payment of interest until the 61st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.625% to 10.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.


None of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                               Collateral Summary    Range (if applicable)
                                                               ------------------    ---------------------

Total Outstanding Loan Balance                                     $2,889,258,272
Total Number of Loans                                                       4,453
Average Loan Principal Balance                                           $648,834    $73,864 to $3,750,000
WA Gross Coupon                                                             4.371%        3.625% to 4.500%
WA FICO                                                                       739               589 to 821
WA Original Term                                                       360 months        240 to 360 months
WA Remaining Term                                                      347 months        218 to 360 months
WA OLTV                                                                     62.94%        11.00% to 95.00%
WA Months to First Rate Adjustment Date                                 47 months          30 to 60 months
WA Gross Margin                                                             2.750%
WA Rate Ceiling                                                             9.371%       8.625% to 10.500%
Geographic Concentration of Mortgaged Properties (Top 5   CA                87.44%
States) based on the Aggregate Stated Principal Balance   CO                 1.62%
                                                          NV                 1.62%
                                                          WA                 1.52%
                                                          AZ                 1.51%

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Occupancy                       Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
Primary Residence                 4,132   $2,679,319,452.26            92.73%
Second Home                         321      209,938,819.86             7.27
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Property Type                   Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
Single Family Residence           3,767   $2,511,042,903.43            86.91%
Condo - Low                         497      263,292,583.96             9.11
Condo - High                        128       74,948,493.26             2.59
2-4 Family                           45       31,762,527.02             1.10
PUD                                  15        7,811,764.45             0.27
Cooperative                           1          400,000.00             0.01
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Purpose                         Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
Refinance - Rate/Term             2,268   $1,485,462,125.96            51.41%
Purchase                          1,498      949,057,125.02            32.85
Refinance - Cashout                 687      454,739,021.14            15.74
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Geographic Area                 Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
Alaska                                1         $973,351.28             0.03%
Arizona                              68       43,511,432.20             1.51
California                        3,960    2,526,493,044.09            87.44
Colorado                             60       46,947,694.91             1.62
Connecticut                          21       19,247,771.27             0.67
Delaware                              1          492,000.00             0.02
District of Columbia                  3        1,822,085.00             0.06
Florida                              22       15,925,202.63             0.55
Georgia                               3        2,767,256.25             0.10
Hawaii                               21       21,956,970.11             0.76
Idaho                                14        9,992,138.98             0.35
Illinois                             12        8,867,364.45             0.31
Indiana                               1          670,000.00             0.02
Iowa                                  4        2,670,207.01             0.09
Maryland                              5        3,876,359.76             0.13
Massachusetts                        11        7,211,776.40             0.25
Minnesota                            18       13,898,088.78             0.48
Montana                               1          380,139.89             0.01
Nebraska                              5        2,429,508.72             0.08
Nevada                               59       46,938,300.50             1.62
New Jersey                            9        6,658,495.35             0.23
New Mexico                            2        1,722,936.37             0.06
New York                             14       12,631,061.43             0.44
North Carolina                        2        1,023,446.08             0.04
Ohio                                  1          527,000.00             0.02
Oregon                               21       10,888,706.86             0.38
Pennsylvania                          2        1,180,000.00             0.04
Rhode Island                          1          496,000.00             0.02
South Carolina                        3        1,993,847.56             0.07
Texas                                25       16,631,478.96             0.58
Utah                                  9        6,636,511.97             0.23
Virginia                              7        4,041,419.54             0.14
Washington                           62       43,842,293.97             1.52
Wisconsin                             3        2,733,806.72             0.09
Wyoming                               2        1,180,575.08             0.04
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) As of the Cut-off Date, no more than approximately 1.60% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
Current Mortgage Loan         Mortgage      Balance as of     Pool Principal
Principal Balances ($)          Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
50,000.01 - 100,000.00                3         $266,114.26             0.01%
150,000.01 - 200,000.00               1          181,201.57             0.01
200,000.01 - 250,000.00               3          709,862.29             0.02
250,000.01 - 300,000.00              11        3,122,446.43             0.11
300,000.01 - 350,000.00              18        6,059,645.52             0.21
350,000.01 - 400,000.00             563      214,419,030.01             7.42
400,000.01 - 450,000.00             530      225,608,277.97             7.81
450,000.01 - 500,000.00             563      270,470,217.11             9.36
500,000.01 - 550,000.00             399      210,398,371.96             7.28
550,000.01 - 600,000.00             394      227,353,541.10             7.87
600,000.01 - 650,000.00             390      246,198,228.01             8.52
650,000.01 - 700,000.00             202      137,136,563.56             4.75
700,000.01 - 750,000.00             194      141,585,069.77             4.90
750,000.01 - 800,000.00             167      130,190,940.78             4.51
800,000.01 - 850,000.00             111       91,775,151.45             3.18
850,000.01 - 900,000.00             108       94,758,141.40             3.28
900,000.01 - 950,000.00             115      106,625,839.81             3.69
950,000.01 - 1,000,000.00           490      484,832,791.86            16.78
1,000,000.01 - 1,500,000.00         121      154,997,942.71             5.36
1,500,000.01 - 2,000,000.00          53       96,660,744.64             3.35
2,000,000.01 - 2,500,000.00           7       16,521,003.08             0.57
2,500,000.01 - 3,000,000.00           9       25,637,146.83             0.89
3,000,000.01 or greater               1        3,750,000.00             0.13
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $648,834.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
Original Loan-To-Value        Mortgage      Balance as of     Pool Principal
Ratios (%)                      Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
10.01 - 15.00                         8       $4,985,110.16             0.17%
15.01 - 20.00                        34       24,213,555.42             0.84
20.01 - 25.00                        45       34,355,883.87             1.19
25.01 - 30.00                        77       50,118,108.98             1.73
30.01 - 35.00                       100       68,722,277.49             2.38
35.01 - 40.00                       152      111,515,985.45             3.86
40.01 - 45.00                       184      133,090,410.45             4.61
45.01 - 50.00                       253      189,871,360.07             6.57
50.01 - 55.00                       279      202,768,139.72             7.02
55.01 - 60.00                       340      255,600,466.48             8.85
60.01 - 65.00                       440      315,872,590.73            10.93
65.01 - 70.00                       551      379,258,304.33            13.13
70.01 - 75.00                       556      343,597,103.25            11.89
75.01 - 80.00                     1,428      772,680,807.08            26.74
80.01 - 85.00                         1          379,600.00             0.01
85.01 - 90.00                         3        1,367,121.57             0.05
90.01 - 95.00                         2          861,447.07             0.03
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 62.94%.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
Current Mortgage Interest     Mortgage      Balance as of     Pool Principal
Rates (%)                       Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
3.501 - 3.750                         5       $5,382,486.08             0.19%
3.751 - 4.000                        20       20,018,007.95             0.69
4.001 - 4.250                     1,450      979,646,070.30            33.91
4.251 - 4.500                     2,978    1,884,211,707.79            65.21
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.371% per annum.


                 Gross Margins of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
2.750                             4,453   $2,889,258,272.12           100.00%
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.750% per annum.


                 Rate Ceilings of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Rate Ceilings (%)               Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
8.501 - 8.750                         5       $5,382,486.08             0.19%
8.751 - 9.000                        20       20,018,007.95             0.69
9.001 - 9.250                     1,449      979,182,865.86            33.89
9.251 - 9.500                     2,976    1,882,575,642.09            65.16
10.001 - 10.250                       1          463,204.44             0.02
10.251 - 10.500                       2        1,636,065.70             0.06
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.371% per annum.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
First Rate                    Mortgage      Balance as of     Pool Principal
Adjustment Date                 Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
November 1,2007                       3       $1,731,582.39             0.06%
December 1,2007                       1          469,311.44             0.02
January 1,2008                        4        2,736,577.19             0.09
February 1,2008                       2        1,371,819.40             0.05
April 1,2008                          8        5,279,056.36             0.18
May 1,2008                           36       23,041,386.03             0.80
June 1,2008                          58       36,747,560.68             1.27
July 1,2008                         199      121,349,002.84             4.20
August 1,2008                       320      196,381,340.09             6.80
September 1,2008                    332      204,781,672.95             7.09
October 1,2008                      151       94,625,071.42             3.28
November 1,2008                      85       64,324,307.64             2.23
December 1,2008                      58       40,664,675.36             1.41
January 1,2009                      100       59,771,603.97             2.07
February 1,2009                     126       79,091,498.61             2.74
March 1,2009                        400      253,921,925.90             8.79
April 1,2009                        442      266,281,571.69             9.22
May 1,2009                          415      265,557,593.73             9.19
June 1,2009                         406      247,937,678.13             8.58
July 1,2009                         241      161,041,295.76             5.57
August 1,2009                        51       40,877,929.88             1.41
September 1,2009                     43       31,642,884.41             1.10
October 1,2009                      156      103,826,396.24             3.59
November 1,2009                     269      183,101,110.57             6.34
December 1,2009                     325      233,946,720.64             8.10
January 1,2010                      165      123,366,877.56             4.27
February 1,2010                      34       28,188,091.36             0.98
March 1,2010                         21       15,626,786.85             0.54
April 1,2010                          1          714,943.03             0.02
May 1,2010                            1          860,000.00             0.03
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 47 months.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Bank of America LOGO]          Wells Fargo Mortgage Backed Securities 2005-AR10
                                       Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


                Remaining Terms of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Remaining Term (Months)         Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
201 - 220                             1         $395,231.56             0.01%
221 - 240                             7        4,034,959.66             0.14
261 - 280                             2          795,830.07             0.03
281 - 300                             1          779,046.51             0.03
321 - 340                           960      592,698,247.74            20.51
341 - 360                         3,482    2,290,554,956.58            79.28
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 347 months.


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of   Stated Principal     Cut-off Date
                              Mortgage      Balance as of     Pool Principal
Credit Scores                   Loans       Cut-off Date         Balance
-----------------------------------------------------------------------------
801 - 850                           104      $65,437,891.37             2.26%
751 - 800                         1,901    1,229,893,840.33            42.57
701 - 750                         1,570    1,025,077,042.45            35.48
651 - 700                           819      523,108,232.68            18.11
601 - 650                            51       38,028,725.22             1.32
551 - 600                             1          421,296.72             0.01
Not Scored                            7        7,291,243.35             0.25
-----------------------------------------------------------------------------
Total:                            4,453   $2,889,258,272.12           100.00%
=============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                            Global Structured Finance

                        Wells Fargo 5/1 Relationship Arms
                            Possible Etrade 200mm Cut

                                  3,288 records
                             Balance: 2,220,222,152
                               May 13, 2005 16:18



1. Cut-Off Balance

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Cut-Off Balance             Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
100,000 - 199,999                 1         $131,352           0.01%    $365,000    4.250%     762     762     762      70.87%
200,000 - 299,999                 7        1,963,249           0.09      439,043    4.445      695     770     803      33.50
300,000 - 399,999               311      118,408,905           5.33      390,006    4.381      638     742     810      18.18
400,000 - 499,999               736      329,279,215          14.83      449,980    4.386      642     741     821      12.86
500,000 - 599,999               596      324,749,178          14.63      546,514    4.388      622     741     810      16.81
600,000 - 699,999               482      309,292,163          13.93      644,928    4.375      642     737     817      11.43
700,000 - 799,999               295      219,444,494           9.88      749,256    4.366      615     738     812      14.08
800,000 - 899,999               189      159,261,551           7.17      845,776    4.374      643     741     814      21.13
900,000 - 999,999               268      258,240,064          11.63      970,619    4.358      609     741     816      20.00
1,000,000 - 1,099,999           247      247,812,799          11.16    1,007,055    4.354      623     741     819      16.67
1,100,000 - 1,199,999            25       27,961,371           1.26    1,119,185    4.376      626     745     790      11.00
1,200,000 - 1,299,999            15       18,632,048           0.84    1,242,850    4.375      635     731     778      39.67
1,300,000 - 1,399,999            17       22,820,979           1.03    1,343,141    4.404      680     723     799      39.71
1,400,000 - 1,499,999            15       22,018,339           0.99    1,472,450    4.349      664     736     796      45.45
>= 1,500,000                     84      160,206,445           7.22    1,907,437    4.329      615     741     809      22.60
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Cut-Off Balance              LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
100,000 - 199,999             70.87%      70.87%         347     13
200,000 - 299,999             58.23       79.94          347     13
300,000 - 399,999             69.79       84.36          347     13
400,000 - 499,999             69.65       95.00          348     12
500,000 - 599,999             68.77       86.96          348     12
600,000 - 699,999             66.36       80.00          348     12
700,000 - 799,999             64.44       80.00          349     11
800,000 - 899,999             65.32       80.00          348     12
900,000 - 999,999             61.20       80.00          347     13
1,000,000 - 1,099,999         52.56       80.00          349     11
1,100,000 - 1,199,999         49.10       80.00          347     13
1,200,000 - 1,299,999         62.82       78.13          349     11
1,300,000 - 1,399,999         63.74       80.00          345     15
1,400,000 - 1,499,999         63.54       80.00          347     13
>= 1,500,000                  56.42       75.00          350     10
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

Average: $675,250.05
Lowest: $131,351.87
Highest: $3,750,000.00


2. Original Balance

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Original Balance            Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
300,000 - 399,999               282     $106,467,344           4.80%    $379,869    4.380%     638     740     810      18.41%
400,000 - 499,999               731      323,480,350          14.57      444,461    4.385      642     742     821      12.86
500,000 - 599,999               611      329,565,258          14.84      541,666    4.389      622     741     810      16.81
600,000 - 699,999               489      311,754,892          14.04      639,413    4.376      642     738     817      11.43
700,000 - 799,999               295      218,126,747           9.82      742,153    4.367      615     738     812      14.08
800,000 - 899,999               189      158,228,797           7.13      840,178    4.374      643     743     814      21.13
900,000 - 999,999               212      199,693,548           8.99      953,102    4.364      652     741     816      22.22
1,000,000 - 1,099,999           316      314,572,340          14.17    1,001,398    4.353      609     741     819      16.67
1,100,000 - 1,199,999            27       30,061,761           1.35    1,114,097    4.362      626     745     796      11.00
1,200,000 - 1,299,999            16       19,822,215           0.89    1,240,172    4.382      635     733     778      39.67
1,300,000 - 1,399,999            17       22,384,890           1.01    1,338,435    4.410      680     728     799      39.71
1,400,000 - 1,499,999            11       15,985,172           0.72    1,453,341    4.363      664     725     776      45.45
>= 1,500,000                     92      170,078,840           7.66    1,885,486    4.328      615     741     809      22.60
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Original Balance             LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
300,000 - 399,999             70.45%      84.36%         347     13
400,000 - 499,999             69.97       95.00          348     12
500,000 - 599,999             68.52       86.96          348     12
600,000 - 699,999             66.45       80.00          347     12
700,000 - 799,999             64.40       80.00          349     11
800,000 - 899,999             65.13       80.00          348     12
900,000 - 999,999             63.53       80.00          348     12
1,000,000 - 1,099,999         53.31       80.00          349     11
1,100,000 - 1,199,999         47.92       80.00          348     12
1,200,000 - 1,299,999         63.08       78.13          349     11
1,300,000 - 1,399,999         63.44       80.00          345     15
1,400,000 - 1,499,999         62.44       80.00          346     14
>= 1,500,000                  56.65       75.00          350     10
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

Average: $679,443.67
Lowest: $360,000.00
Highest: $3,750,000.00


3. Coupon

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Coupon                      Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
3.251 - 3.500                     1       $1,000,000           0.05%   $1,000,000   3.375%     748     748     748      50.27%
3.501 - 3.750                     4        4,887,040           0.22    1,221,760    3.712      682     733     769      51.72
3.751 - 4.000                    19       19,538,772           0.88    1,028,632    3.991      615     743     797      22.60
4.001 - 4.250                 1,065      745,448,481          33.58      705,390    4.246      609     741     817      11.00
4.251 - 4.500                 2,199    1,449,347,859          65.28      662,728    4.442      623     739     821      11.43
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Coupon                       LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
3.251 - 3.500                 50.27%      50.27%         356      4
3.501 - 3.750                 57.04       80.00          354      6
3.751 - 4.000                 55.11       80.00          351      9
4.001 - 4.250                 62.58       80.00          347     13
4.251 - 4.500                 64.81       95.00          348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 4.370
Lowest: 3.375
Highest: 4.500


4. Credit Score

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Credit Score                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
800 - 824                        78      $50,209,479           2.26%    $651,484    4.372%     800     806     821      13.33%
775 - 799                       601      405,219,028          18.25      680,664    4.371      775     785     799      11.00
750 - 774                       828      568,646,656          25.61      690,365    4.366      750     762     774      11.43
725 - 749                       620      405,245,593          18.25      657,491    4.367      725     738     749      18.92
700 - 724                       600      402,900,108          18.15      674,469    4.379      700     712     724      15.89
675 - 699                       460      309,298,918          13.93      676,905    4.378      675     689     699      16.78
650 - 674                        77       54,447,857           2.45      707,579    4.385      650     665     674      23.60
625 - 649                        14       12,332,573           0.56      881,143    4.358      626     640     648      48.00
600 - 624                         5        5,668,939           0.26    1,133,800    4.190      609     616     623      48.78
N/A                               5        6,253,000           0.28    1,260,600    4.120        0       0       0      51.72
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Credit Score                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
800 - 824                     64.74%      80.00%         350     10
775 - 799                     63.06       80.00          348     12
750 - 774                     63.43       80.00          348     12
725 - 749                     63.88       84.36          347     12
700 - 724                     64.43       80.00          348     12
675 - 699                     65.74       95.00          348     12
650 - 674                     63.87       80.00          348     12
625 - 649                     60.75       75.34          349     11
600 - 624                     55.81       80.00          345     15
N/A                           62.08       75.00          352      8
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 740
Lowest: 609
Highest: 821


5. Product Type

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Product Type                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
5/25 1YR CMT - IO             3,286   $2,219,063,745          99.95%    $679,503    4.370%     609     740     821      11.00%
5/15 1YR CMT - IO                 2        1,158,407           0.05      582,752    4.435      736     750     766      37.69
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Product Type                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
5/25 1YR CMT - IO             63.96%      95.00%         348     12
5/15 1YR CMT - IO             42.69       48.08          227     13
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


6. Index

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Index                       Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
1YR CMT                       3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Index                        LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
1YR CMT                       63.95%      95.00%         348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


7. Lien Position

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Lien Position               Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
1                             3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Lien Position                LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
1                             63.95%      95.00%         348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


8. Loan Purpose

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Loan Purpose                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
R/T Refi                      1,401     $983,311,226          44.29%    $705,130    4.363%     609     737     816      12.86%
Purchase                      1,332      864,179,384          38.92      654,997    4.375      623     745     821      16.67
C/O Refi                        555      372,731,542          16.79      673,274    4.378      637     736     817      11.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Loan Purpose                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
R/T Refi                      60.11%      84.36%         347     13
Purchase                      70.58       95.00          349     11
C/O Refi                      58.72       80.00          348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


9. Property Type

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Property Type               Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
SFR                           2,760   $1,922,327,828          86.58%    $700,520    4.368%     609     740     819      11.00%
Condo - Low                     376      203,768,790           9.18      548,567    4.383      638     742     821      24.24
Condo - High                    102       60,171,680           2.71      591,381    4.385      645     737     805      35.48
2-Family                         36       26,248,934           1.18      729,592    4.402      671     739     797      56.47
PUD Detached                     12        6,304,920           0.28      527,463    4.342      685     742     785      31.75
Cooperative                       2        1,400,000           0.06      700,000    4.179      768     776     779      26.32
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Property Type                LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
SFR                           62.80%      95.00%         348     12
Condo - Low                   71.66       80.00          348     12
Condo - High                  71.58       80.00          349     11
2-Family                      72.89       86.96          348     12
PUD Detached                  64.37       80.00          344     16
Cooperative                   28.40       33.61          351      9
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


10. State

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
State                       Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
California                    2,869   $1,911,862,350          86.11%    $670,073    4.370%     615     740     821      11.00%
Nevada                           50       39,907,794           1.80      801,020    4.356      637     732     792      25.00
Washington                       55       38,374,602           1.73      706,197    4.357      665     735     806      25.64
Arizona                          60       37,846,710           1.70      635,975    4.381      664     737     810      20.45
Colorado                         47       35,842,228           1.61      769,489    4.382      662     745     809      21.74
Other                           207      156,388,469           7.04      765,002    4.380      609     745     812      14.08
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
State                        LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
California                    64.49%      95.00%         348     12
Nevada                        61.85       86.24          346     12
Washington                    61.24       80.00          350     10
Arizona                       61.25       80.00          346     14
Colorado                      55.94       80.00          347     13
Other                         61.05       80.00          350     10
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


11. California

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
California                  Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Northern                      1,290     $819,979,501          42.89%    $639,721    4.374%     615     743     821      12.86%
Southern                      1,579    1,091,882,849          57.11      694,870    4.366      615     738     817      11.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        2,869   $1,911,862,350         100.00%    $670,073    4.370%     615     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
California                   LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
Northern                      65.90%      86.96%         348     12
Southern                      63.43       95.00          348     12
------------------------   --------    --------    ---------   ----
Total:                        64.49%      95.00%         348     12


12. MSA

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
MSA                         Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
San Francisco, CA             1,179     $746,282,298          33.61%    $636,147    4.375%     615     743     821      12.86%
Los Angeles, CA               1,032      719,282,339          32.40      700,187    4.362      615     738     817      11.00
San Diego, CA                   407      268,150,519          12.08      661,477    4.379      647     740     810      13.01
Santa Barbara, CA               124       94,521,760           4.26      769,742    4.366      648     728     798      11.43
No MSA                          107       83,172,531           3.75      792,917    4.389      652     747     812      15.89
Salinas, CA                      57       38,857,325           1.75      701,209    4.342      680     749     819      22.64
Seattle, WA                      52       36,545,852           1.65      711,771    4.352      665     735     806      25.64
Phoenix, AZ                      57       36,214,408           1.63      640,763    4.383      664     737     810      20.45
New York, NY                     21       17,729,924           0.80      847,346    4.308      679     746     797      26.32
New Haven, CT                    18       16,937,994           0.76      946,761    4.408      683     753     783      14.08
Reno, NV                         17       16,250,798           0.73      956,335    4.342      682     737     792      40.33
Sacramento, CA                   21       15,650,687           0.70      762,899    4.410      642     732     788      16.67
Las Vegas, NV                    24       15,578,275           0.70      649,842    4.388      637     720     790      48.08
Denver, CO                       14        8,872,659           0.40      648,786    4.391      687     744     791      28.95
Washington, DC                   14        8,582,152           0.39      613,078    4.422      667     740     798      26.11
Other                           144       97,592,633           4.40      680,613    4.373      609     743     808      16.67
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
MSA                          LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
San Francisco, CA             66.22%      86.96%         348     12
Los Angeles, CA               62.53       84.36          348     12
San Diego, CA                 65.81       95.00          348     12
Santa Barbara, CA             62.85       80.00          345     15
No MSA                        57.40       80.00          349     11
Salinas, CA                   61.15       80.00          346     14
Seattle, WA                   60.71       80.00          349     11
Phoenix, AZ                   60.96       80.00          346     14
New York, NY                  58.98       80.00          351      9
New Haven, CT                 54.73       80.00          348     12
Reno, NV                      60.35       80.00          346     14
Sacramento, CA                55.38       80.00          349     11
Las Vegas, NV                 68.29       86.24          345     11
Denver, CO                    67.25       80.00          346     14
Washington, DC                66.37       80.00          351      9
Other                         65.27       80.00          349     11
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


13. Zip Code

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Zip Code                    Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
92130                            53      $35,598,140           1.60%    $673,244    4.391%     650     734     801      37.78%
92657                            31       29,680,136           1.34      960,391    4.306      638     749     791      24.88
90210                            25       27,438,917           1.24    1,097,896    4.366      680     741     799      24.10
92677                            38       27,164,105           1.22      719,923    4.352      660     730     787      33.62
93108                            22       25,684,405           1.16    1,168,920    4.329      673     735     789      11.43
Other                         3,119    2,074,656,449          93.44      669,457    4.372      609     740     821      11.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Zip Code                     LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
92130                         65.86%      80.00%         348     12
92657                         52.83       79.52          348     12
90210                         51.48       80.00          349     11
92677                         64.58       80.00          349     11
93108                         55.05       75.00          346     14
Other                         64.34       95.00          348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


14. Occupancy Status

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Occupancy Status            Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Primary                       3,042   $2,050,208,795          92.34%    $677,678    4.369%     609     740     821      11.00%
Secondary                       246      170,013,357           7.66      701,281    4.390      650     744     819      11.43
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Occupancy Status             LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
Primary                       64.24%      95.00%         348     12
Secondary                     60.51       80.00          349     11
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


15. Documentation

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Documentation               Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Full                          1,308     $967,143,721          43.56%    $744,276    4.366%     615     735     819      16.67%
Asset Only - Limited          1,398      873,236,022          39.33      628,596    4.376      648     746     821      11.00
No Doc                          569      371,055,588          16.71      655,402    4.369      609     739     816      17.07
Income Only - Limited            13        8,786,822           0.40      676,577    4.355      700     756     807      26.11
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Documentation                LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
Full                          67.22%      95.00%         348     12
Asset Only - Limited          61.39       80.00          349     11
No Doc                        61.62       80.00          346     14
Income Only - Limited         56.45       80.00          355      5
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


16. Original LTV

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Original LTV                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
10.01 - 20.00                    25      $16,792,710           0.76%    $673,442    4.350%     684     747     806      11.00%
20.01 - 30.00                    80       58,217,852           2.62      741,563    4.367      663     744     798      20.13
30.01 - 40.00                   167      128,166,538           5.77      776,283    4.344      668     747     816      30.30
40.01 - 50.00                   281      221,339,719           9.97      793,319    4.369      623     740     815      40.03
50.01 - 60.00                   426      344,229,862          15.50      813,055    4.347      609     741     810      50.08
60.01 - 70.00                   736      542,386,123          24.43      741,759    4.379      626     738     817      60.05
70.01 - 80.00                 1,569      907,279,000          40.86      580,740    4.379      622     740     821      70.05
80.01 - 90.00                     3        1,349,600           0.06      449,867    4.456      683     703     739      84.36
90.01 - 100.00                    1          460,750           0.02      460,750    4.500      693     693     693      95.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Original LTV                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
10.01 - 20.00                 16.69%      20.00%         348     12
20.01 - 30.00                 25.88       30.00          348     12
30.01 - 40.00                 35.99       40.00          347     13
40.01 - 50.00                 45.81       50.00          348     12
50.01 - 60.00                 55.49       60.00          348     12
60.01 - 70.00                 65.99       70.00          348     12
70.01 - 80.00                 77.59       80.00          348     12
80.01 - 90.00                 85.98       86.96          349     11
90.01 - 100.00                95.00       95.00          352      8
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 63.95%
Lowest: 11.00%
Highest: 95.00%


17. Cut-Off LTV

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Cut-Off LTV                 Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
10.01 - 20.00                    31      $20,156,719           0.91%    $761,936    4.355%     684     747     806      11.00%
20.01 - 30.00                    82       59,368,578           2.67      750,019    4.360      663     743     798      20.13
30.01 - 40.00                   174      130,784,571           5.89      765,206    4.347      668     747     816      30.30
40.01 - 50.00                   282      223,531,272          10.07      799,370    4.370      623     741     815      40.03
50.01 - 60.00                   432      345,879,535          15.58      804,100    4.347      609     741     810      50.08
60.01 - 70.00                   728      538,410,579          24.25      741,148    4.379      626     738     817      60.05
70.01 - 80.00                 1,555      900,280,547          40.55      579,797    4.378      622     740     821      70.05
80.01 - 90.00                     3        1,349,600           0.06      449,867    4.456      683     703     739      84.36
90.01 - 100.00                    1          460,750           0.02      460,750    4.500      693     693     693      95.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Cut-Off LTV                  LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
10.01 - 20.00                 19.25%      62.14%         348     12
20.01 - 30.00                 27.10       76.59          348     12
30.01 - 40.00                 36.53       75.00          347     12
40.01 - 50.00                 46.21       79.94          348     12
50.01 - 60.00                 55.71       79.58          348     12
60.01 - 70.00                 66.08       80.00          348     12
70.01 - 80.00                 77.62       80.00          348     12
80.01 - 90.00                 85.98       86.96          349     11
90.01 - 100.00                95.00       95.00          352      8
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 63.71%
Lowest: 11.00%
Highest: 95.00%


18. MI Provider

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
MI Provider                 Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
MGIC                              1         $500,000           0.02%    $500,000    4.500%     695     695     695      86.96%
NONE                          3,284    2,218,411,802          99.92      679,720    4.370      609     740     821      11.00
PMIC                              1          460,750           0.02      460,750    4.500      693     693     693      95.00
RMIC                              1          379,600           0.02      379,600    4.500      739     739     739      84.36
UGIC                              1          470,000           0.02      470,000    4.375      683     683     683      86.24
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
MI Provider                  LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
MGIC                          86.96%      86.96%         344     16
NONE                          63.93       80.00          348     12
PMIC                          95.00       95.00          352      8
RMIC                          84.36       84.36          354      6
UGIC                          86.24       86.24          349     11
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


19. Delinquency*

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Delinquency*                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
0-29 days                     3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Delinquency*                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
0-29 days                     63.95%      95.00%         348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

* OTS method

20. Original Term

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Original Term               Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
240                               2       $1,158,407           0.05%    $582,752    4.435%     736     750     766      37.69%
360                           3,286    2,219,063,745          99.95      679,503    4.370      609     740     821      11.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Original Term                LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
240                           42.69%      48.08%         227     13
360                           63.96       95.00          348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 359.9 months
Lowest: 240 months
Highest: 360 months


21. Scheduled Remaining Term

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Scheduled Remaining Term    Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
181 - 228                         1         $600,780           0.03%    $603,000    4.375%     736     736     736      37.69%
229 - 234                         1          557,627           0.03      562,504    4.500      766     766     766      48.08
301 - 342                       663      445,832,789          20.08      679,559    4.364      609     738     814      18.18
343 - 348                     1,117      725,192,405          32.66      653,658    4.359      615     736     810      11.43
349 - 354                     1,009      677,098,157          30.50      674,509    4.376      622     741     821      11.00
355 - 360                       497      370,940,394          16.71      747,651    4.390      623     748     812      14.08
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Scheduled Remaining Term     LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
181 - 228                     37.69%      37.69%         221     19
229 - 234                     48.08       48.08          234      6
301 - 342                     62.47       80.00          339     21
343 - 348                     65.02       86.96          346     14
349 - 354                     64.32       95.00          351      9
355 - 360                     63.04       80.00          356      4
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 348.0 months
Lowest: 221 months
Highest: 359 months


22. Cutoff Loan Age

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Cutoff Loan Age             Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
1 - 6                           739     $538,113,242          24.24%    $729,209    4.393%     623     747     812      14.08%
7 - 12                        1,085      721,717,880          32.51      668,893    4.359      622     737     821      11.00
13 - 18                         856      558,291,151          25.15      657,565    4.368      615     738     810      11.43
19 - 24                         602      398,158,132          17.93      668,302    4.362      609     739     814      18.18
25 - 30                           6        3,941,747           0.18      697,117    4.456      688     746     792      44.40
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Cutoff Loan Age              LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
1 - 6                         63.33%      84.36%         355      5
7 - 12                        64.74       95.00          350     10
13 - 18                       64.64       86.96          346     14
19 - 24                       62.46       80.00          339     21
25 - 30                       57.45       79.98          334     26
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 12.0 months
Lowest: 1 months
Highest: 28 months


23. Buy Down

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Buy Down                    Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
N                             3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Buy Down                     LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
N                             63.95%      95.00%         348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


24. Gross Margin

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Gross Margin                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
2.750                         3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Gross Margin                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
2.750                         63.95%      95.00%         348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 2.750%
Lowest: 2.750%
Highest: 2.750%


25. Initial Cap (ARMs)

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Initial Cap (ARMs)          Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
5.000                         3,286   $2,219,083,483          99.95%    $679,511    4.370%     609     740     821      11.00%
6.000                             2        1,138,669           0.05      569,500    4.324      721     725     727      75.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Initial Cap (ARMs)           LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
5.000                         63.94%      95.00%         348     12
6.000                         77.04       80.00          338     22
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 5.001%
Lowest: 5.000%
Highest: 6.000%


26. Periodic Cap (ARMs)

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Periodic Cap (ARMs)         Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
2.000                         3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Periodic Cap (ARMs)          LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
2.000                         63.95%      95.00%         348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


27. Maximum Rate (ARMs)

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Maximum Rate (ARMs)         Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
8.001 - 9.000                    24      $25,425,812           1.15%   $1,059,627   3.913%     615     742     797      22.60%
9.001 - 10.000                3,262    2,193,657,671          98.80      676,714    4.376      609     740     821      11.00
10.001 - 11.000                   2        1,138,669           0.05      569,500    4.324      721     725     727      75.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Maximum Rate (ARMs)          LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
8.001 - 9.000                 55.29%      80.00%         352      8
9.001 - 10.000                64.04       95.00          348     12
10.001 - 11.000               77.04       80.00          338     22
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 9.371%
Lowest: 8.375%
Highest: 10.375%


28. Term to Roll (ARMs)

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Term to Roll (ARMs)         Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
31 - 36                          18      $14,113,740           0.64%    $797,489    4.442%     688     746     798      24.25%
37 - 42                         646      432,319,829          19.47      676,155    4.362      609     738     814      18.18
43 - 48                       1,117      725,192,405          32.66      653,658    4.359      615     736     810      11.43
49 - 54                       1,010      677,655,784          30.52      674,398    4.376      622     741     821      11.00
55 - 60                         497      370,940,394          16.71      747,651    4.390      623     748     812      14.08
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Term to Roll (ARMs)          LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
31 - 36                       55.82%      80.00%         335     25
37 - 42                       62.65       80.00          339     20
43 - 48                       65.02       86.96          346     14
49 - 54                       64.31       95.00          351      9
55 - 60                       63.04       80.00          356      4
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12

W.A.: 48.0 months
Lowest: 32 months
Highest: 59 months


29. Group

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Group                       Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
2 - Securitization
Jumbo (definite)              3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        3,288   $2,220,222,152         100.00%    $679,444    4.370%     609     740     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Group                        LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
2 - Securitization
Jumbo (definite)              63.95%      95.00%         348     12
------------------------   --------    --------    ---------   ----
Total:                        63.95%      95.00%         348     12


--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
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this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                        Wells Fargo 5/1 Relationship Arms
                            Possible Etrade 200mm Cut

                                  4,602 records
                             Balance: 3,000,037,210
                               May 13, 2005 16:21


1. Cut-Off Balance

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Cut-Off Balance             Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
0 - 99,999                        4         $327,622           0.01%    $758,688    4.470%     660     730     795      45.55%
100,000 - 199,999                 2          313,082           0.01      430,500    4.395      688     719     762      20.24
200,000 - 299,999                12        3,276,116           0.11      441,558    4.418      695     769     803      25.00
300,000 - 399,999               545      206,102,776           6.87      390,595    4.384      623     742     813      15.36
400,000 - 499,999             1,105      495,530,439          16.52      453,916    4.386      583     739     821      12.86
500,000 - 599,999               843      460,024,613          15.33      551,378    4.384      604     739     810      13.89
600,000 - 699,999               620      397,971,439          13.27      648,056    4.374      621     737     817      11.43
700,000 - 799,999               378      281,517,003           9.38      753,022    4.364      615     737     812      14.08
800,000 - 899,999               247      208,252,711           6.94      851,718    4.369      643     739     814      15.01
900,000 - 999,999               400      385,274,153          12.84      974,786    4.357      609     737     818      15.38
1,000,000 - 1,099,999           251      251,973,796           8.40    1,007,855    4.353      623     742     819      15.56
1,100,000 - 1,199,999            32       35,761,466           1.19    1,126,163    4.368      626     744     790      11.00
1,200,000 - 1,299,999            23       28,561,267           0.95    1,250,478    4.364      635     732     778      39.67
1,300,000 - 1,399,999            23       30,907,827           1.03    1,388,822    4.380      623     715     799      22.40
1,400,000 - 1,499,999            17       24,991,025           0.83    1,476,926    4.345      664     736     796      45.45
>= 1,500,000                    100      189,251,872           6.31    1,901,267    4.339      615     741     809      22.60
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Cut-Off Balance              LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
0 - 99,999                    59.88%      73.56%         340     20
100,000 - 199,999             41.48       70.87          342     18
200,000 - 299,999             53.53       79.94          346     14
300,000 - 399,999             67.67       90.00          345     14
400,000 - 499,999             68.07       95.00          346     13
500,000 - 599,999             66.89       86.96          347     13
600,000 - 699,999             64.73       80.00          347     13
700,000 - 799,999             63.00       80.00          347     13
800,000 - 899,999             63.78       80.00          347     13
900,000 - 999,999             58.43       80.00          346     14
1,000,000 - 1,099,999         52.31       80.00          349     11
1,100,000 - 1,199,999         50.28       80.00          348     12
1,200,000 - 1,299,999         61.56       78.13          348     12
1,300,000 - 1,399,999         60.74       80.00          345     15
1,400,000 - 1,499,999         63.90       80.00          347     13
>= 1,500,000                  56.03       75.00          349     11
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

Average: $651,898.57
Lowest: $53,605.21
Highest: $3,750,000.00


2. Original Balance

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Original Balance            Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
300,000 - 399,999               452     $169,352,717           5.65%    $379,909    4.382%     623     740     813      17.30%
400,000 - 499,999             1,103      484,195,082          16.14      444,989    4.386      583     741     821      12.86
500,000 - 599,999               887      473,598,269          15.79      541,735    4.386      604     738     810      15.87
600,000 - 699,999               651      412,847,349          13.76      640,045    4.374      621     738     817      11.43
700,000 - 799,999               376      277,329,984           9.24      743,472    4.366      615     737     812      14.08
800,000 - 899,999               253      210,747,834           7.02      841,826    4.371      643     740     814      15.01
900,000 - 999,999               316      296,290,504           9.88      958,311    4.360      623     740     818      16.10
1,000,000 - 1,099,999           361      358,428,912          11.95    1,001,692    4.351      609     737     819      15.38
1,100,000 - 1,199,999            34       37,836,007           1.26    1,117,521    4.357      626     746     796      11.00
1,200,000 - 1,299,999            23       28,306,647           0.94    1,243,630    4.375      635     731     778      39.67
1,300,000 - 1,399,999            21       27,605,620           0.92    1,337,543    4.386      623     721     799      39.71
1,400,000 - 1,499,999            14       20,061,176           0.67    1,445,232    4.357      664     722     776      45.45
>= 1,500,000                    111      203,437,109           6.78    1,878,520    4.337      615     741     809      22.40
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Original Balance             LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
300,000 - 399,999             69.01%      84.36%         346     14
400,000 - 499,999             68.06       95.00          346     13
500,000 - 599,999             67.07       86.96          347     13
600,000 - 699,999             64.58       80.00          347     13
700,000 - 799,999             63.12       80.00          347     13
800,000 - 899,999             63.42       80.00          346     13
900,000 - 999,999             60.60       80.00          346     14
1,000,000 - 1,099,999         52.73       80.00          348     12
1,100,000 - 1,199,999         47.87       80.00          348     12
1,200,000 - 1,299,999         62.80       78.13          348     12
1,300,000 - 1,399,999         61.78       80.00          345     15
1,400,000 - 1,499,999         61.99       80.00          346     14
>= 1,500,000                  56.18       75.00          349     11
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

Average: $660,610.93
Lowest: $360,000.00
Highest: $3,750,000.00


3. Coupon

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Coupon                      Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
3.251 - 3.500                     1       $1,000,000           0.03%   $1,000,000   3.375%     748     748     748      50.27%
3.501 - 3.750                     5        5,384,014           0.18    1,077,408    3.715      682     749     809      51.72
3.751 - 4.000                    20       20,020,586           0.67    1,001,575    3.991      615     741     797      22.60
4.001 - 4.250                 1,493    1,013,986,779          33.80      689,100    4.247      583     740     818      11.00
4.251 - 4.500                 3,083    1,959,645,831          65.32      643,817    4.441      604     738     821      11.43
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Coupon                       LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
3.251 - 3.500                 50.27%      50.27%         356      4
3.501 - 3.750                 58.14       80.00          354      6
3.751 - 4.000                 54.63       80.00          351      9
4.001 - 4.250                 61.36       80.00          346     13
4.251 - 4.500                 63.83       95.00          347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 4.371
Lowest: 3.375
Highest: 4.500


4. Credit Score

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Credit Score                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
800 - 824                       113      $71,546,679           2.38%    $641,922    4.374%     800     806     821      13.33%
775 - 799                       870      557,360,570          18.58      651,399    4.371      775     785     799      11.00
750 - 774                     1,120      738,673,530          24.62      667,385    4.367      750     762     774      11.43
725 - 749                       834      530,095,718          17.67      644,039    4.367      725     738     749      14.22
700 - 724                       783      523,995,786          17.47      677,017    4.377      700     712     724      13.89
675 - 699                       626      405,454,647          13.51      655,278    4.376      675     689     699      15.38
650 - 674                       195      124,970,835           4.17      653,539    4.387      650     665     674      22.73
625 - 649                        40       29,377,983           0.98      744,001    4.368      625     639     649      40.29
600 - 624                        12       10,412,630           0.35      877,133    4.243      604     618     624      48.78
575 - 599                         2          854,565           0.03      438,500    4.250      583     586     589      29.86
N/A                               7        7,294,268           0.24    1,052,303    4.158        0       0       0      51.72
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Credit Score                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
800 - 824                     62.63%      80.00%         349     11
775 - 799                     61.81       80.00          347     13
750 - 774                     62.63       80.00          347     13
725 - 749                     62.78       84.36          347     13
700 - 724                     63.50       94.01          347     13
675 - 699                     64.58       95.00          347     13
650 - 674                     63.12       90.00          345     14
625 - 649                     61.33       79.88          346     14
600 - 624                     60.92       80.00          344     16
575 - 599                     38.39       46.74          340     20
N/A                           64.64       80.00          350     10
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 739
Lowest: 583
Highest: 821


5. Product Type

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Product Type                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
5/25 1YR CMT - IO             3,286   $2,219,063,745          73.97%    $679,503    4.370%     609     740     821      11.00%
5/25 1YR CMT                  1,305      774,941,243          25.83      613,821    4.371      583     734     819      13.89
5/15 1YR CMT                      6        3,292,562           0.11      575,333    4.358      673     741     790      40.33
5/20 1YR CMT                      3        1,581,252           0.05      544,283    4.410      719     750     786      38.33
5/15 1YR CMT - IO                 2        1,158,407           0.04      582,752    4.435      736     750     766      37.69
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Product Type                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
5/25 1YR CMT - IO             63.96%      95.00%         348     12
5/25 1YR CMT                  60.03       94.01          344     16
5/15 1YR CMT                  53.20       67.27          223     17
5/20 1YR CMT                  50.09       78.08          281     19
5/15 1YR CMT - IO             42.69       48.08          227     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


6. Index

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Index                       Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
1YR CMT                       4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Index                        LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
1YR CMT                       62.92%      95.00%         347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


7. Lien Position

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Lien Position               Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
1                             4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Lien Position                LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
1                             62.92%      95.00%         347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


8. Loan Purpose

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Loan Purpose                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
R/T Refi                      2,347   $1,548,978,603          51.63%    $670,418    4.365%     589     736     819      12.86%
Purchase                      1,542      981,598,480          32.72      644,330    4.375      623     744     821      16.67
C/O Refi                        713      469,460,128          15.65      663,541    4.378      583     734     817      11.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Loan Purpose                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
R/T Refi                      59.36%      94.01%         345     14
Purchase                      70.61       95.00          349     11
C/O Refi                      58.59       80.00          348     12
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


9. Property Type

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Property Type               Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
SFR                           3,894   $2,610,560,895          87.02%    $679,319    4.369%     583     738     819      11.00%
Condo - Low                     517      272,619,034           9.09      536,419    4.382      615     742     821      24.24
Condo - High                    129       75,854,209           2.53      591,707    4.378      645     733     813      35.48
2-Family                         45       31,783,201           1.06      709,487    4.396      671     740     799      33.98
PUD Detached                     15        7,819,870           0.26      525,104    4.348      685     746     785      31.75
Cooperative                       2        1,400,000           0.05      700,000    4.179      768     776     779      26.32
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Property Type                LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
SFR                           61.69%      95.00%         347     13
Condo - Low                   71.39       80.00          347     13
Condo - High                  72.07       80.00          348     12
2-Family                      70.52       86.96          347     13
PUD Detached                  65.07       80.00          343     17
Cooperative                   28.40       33.61          351      9
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


10. State

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
State                       Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
California                    4,091   $2,621,028,703          87.37%    $649,007    4.371%     589     739     821      11.00%
Colorado                         63       49,942,986           1.66      820,502    4.367      638     744     809      18.18
Nevada                           62       48,609,183           1.62      790,936    4.356      631     726     792      25.00
Washington                       65       47,729,676           1.59      745,083    4.356      652     736     806      25.64
Arizona                          69       44,400,089           1.48      651,597    4.359      664     739     810      20.45
Other                           252      188,326,573           6.28      757,629    4.379      583     742     812      14.08
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
State                        LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
California                    63.31%      95.00%         347     13
Colorado                      54.14       80.00          347     13
Nevada                        61.52       86.24          345     14
Washington                    60.95       80.00          348     12
Arizona                       61.72       80.00          346     14
Other                         60.91       80.00          349     11
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


11. California

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
California                  Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Northern                      1,949   $1,184,578,381          45.20%    $616,279    4.378%     589     742     821      12.86%
Southern                      2,142    1,436,450,322          54.80      678,786    4.365      615     735     819      11.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,091   $2,621,028,703         100.00%    $649,007    4.371%     589     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
California                   LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
Northern                      64.78%      94.01%         347     13
Southern                      62.10       95.00          347     13
------------------------   --------    --------    ---------   ----
Total:                        63.31%      95.00%         347     13


12. MSA

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
MSA                         Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
San Francisco, CA             1,764   $1,069,730,780          35.66%    $614,327    4.379%     589     742     821      12.86%
Los Angeles, CA               1,473      993,112,030          33.10      683,444    4.361      615     735     819      11.00
San Diego, CA                   508      326,861,804          10.90      648,669    4.377      615     738     810      13.01
No MSA                          152      111,959,317           3.73      757,995    4.378      627     744     812      15.89
Santa Barbara, CA               141      104,865,126           3.50      752,107    4.365      648     729     798      11.43
Salinas, CA                      76       51,518,693           1.72      697,038    4.342      661     745     819      15.38
Seattle, WA                      61       44,033,336           1.47      732,486    4.346      652     734     806      25.64
Phoenix, AZ                      64       41,696,708           1.39      658,394    4.362      664     738     810      20.45
Sacramento, CA                   45       28,454,552           0.95      646,488    4.396      642     733     798      16.67
New York, NY                     24       20,302,380           0.68      849,678    4.296      679     740     797      26.32
Reno, NV                         22       19,954,262           0.67      912,850    4.348      671     735     792      40.33
Las Vegas, NV                    29       19,850,569           0.66      688,955    4.380      631     709     790      48.08
New Haven, CT                    20       18,440,968           0.61      929,335    4.404      683     753     783      14.08
Denver, CO                       21       14,933,696           0.50      745,588    4.366      687     743     791      25.37
Minneapolis, MN                  17       12,796,753           0.43      765,353    4.403      583     749     808      16.67
Other                           185      121,526,235           4.05      661,422    4.382      604     741     809      24.24
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
MSA                          LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
San Francisco, CA             65.04%      94.01%         347     13
Los Angeles, CA               61.20       84.36          347     13
San Diego, CA                 64.60       95.00          347     13
No MSA                        57.03       80.00          348     12
Santa Barbara, CA             62.13       80.00          345     15
Salinas, CA                   60.45       80.00          345     15
Seattle, WA                   60.54       80.00          348     12
Phoenix, AZ                   61.45       80.00          345     15
Sacramento, CA                59.32       90.00          347     13
New York, NY                  59.52       80.00          351      9
Reno, NV                      60.05       80.00          345     15
Las Vegas, NV                 67.13       86.24          344     12
New Haven, CT                 55.15       80.00          347     13
Denver, CO                    62.53       80.00          347     13
Minneapolis, MN               57.56       80.00          347     13
Other                         65.32       80.00          348     11
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


13. Zip Code

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Zip Code                    Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
92130                            76      $48,273,924           1.61%    $639,963    4.389%     650     734     801      37.78%
94506                            54       36,641,417           1.22      687,829    4.366      589     739     801      27.78
90210                            35       35,039,959           1.17    1,013,858    4.366      670     736     799      16.10
92657                            36       33,439,542           1.11      944,819    4.302      638     746     791      17.24
90049                            41       32,969,454           1.10      812,966    4.376      626     741     793      24.64
Other                         4,360    2,813,672,913          93.79      654,019    4.371      583     739     821      11.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Zip Code                     LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
92130                         65.09%      80.00%         347     13
94506                         58.44       80.00          345     15
90210                         49.64       80.00          348     12
92657                         50.98       79.52          348     12
90049                         56.35       80.00          347     13
Other                         63.32       95.00          347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


14. Occupancy Status

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Occupancy Status            Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Primary                       4,267   $2,778,888,878          92.63%    $659,587    4.370%     583     738     821      11.00%
Secondary                       335      221,148,332           7.37      673,659    4.382      615     743     819      11.43
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Occupancy Status             LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
Primary                       63.10%      95.00%         347     13
Secondary                     60.62       80.00          348     12
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


15. Documentation

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Documentation               Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Full                          1,552   $1,130,488,798          37.68%    $735,817    4.368%     583     732     819      15.38%
Asset Only - Limited          1,846    1,129,212,950          37.64      618,975    4.376      648     745     821      11.00
No Doc                        1,191      731,548,640          24.38      626,969    4.367      589     738     819      13.89
Income Only - Limited            13        8,786,822           0.29      676,577    4.355      700     756     807      26.11
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Documentation                LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
Full                          66.83%      95.00%         348     12
Asset Only - Limited          60.66       80.00          348     12
No Doc                        60.43       80.00          344     15
Income Only - Limited         56.45       80.00          355      5
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


16. Original LTV

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Original LTV                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
10.01 - 20.00                    44      $30,235,646           1.01%    $704,770    4.336%     683     738     806      11.00%
20.01 - 30.00                   125       87,357,814           2.91      724,297    4.360      589     743     803      20.13
30.01 - 40.00                   257      185,607,792           6.19      736,011    4.352      662     746     816      30.30
40.01 - 50.00                   453      336,632,506          11.22      755,230    4.366      583     738     818      40.03
50.01 - 60.00                   642      479,793,162          15.99      756,786    4.353      604     741     819      50.08
60.01 - 70.00                 1,025      723,269,313          24.11      715,711    4.378      623     736     817      60.05
70.01 - 80.00                 2,050    1,154,530,484          38.48      568,401    4.379      615     738     821      70.05
80.01 - 90.00                     4        1,747,900           0.06      439,530    4.438      662     694     739      84.36
90.01 - 100.00                    2          862,593           0.03      434,375    4.442      693     697     701      94.01
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Original LTV                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
10.01 - 20.00                 16.63%      20.00%         346     14
20.01 - 30.00                 25.65       30.00          347     13
30.01 - 40.00                 35.98       40.00          346     13
40.01 - 50.00                 45.67       50.00          346     13
50.01 - 60.00                 55.52       60.00          347     13
60.01 - 70.00                 65.91       70.00          347     13
70.01 - 80.00                 77.45       80.00          347     13
80.01 - 90.00                 86.89       90.00          347     13
90.01 - 100.00                94.54       95.00          350     10
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 62.92%
Lowest: 11.00%
Highest: 95.00%


17. Cut-Off LTV

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Cut-Off LTV                 Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
0.01 - 10.00                      2         $279,847           0.01%    $703,500    4.500%     688     703     730      20.24%
10.01 - 20.00                    53       35,490,912           1.18      754,601    4.337      683     740     806      11.00
20.01 - 30.00                   128       88,512,983           2.95      724,027    4.354      589     743     803      20.13
30.01 - 40.00                   273      197,086,492           6.57      737,881    4.355      648     746     816      30.30
40.01 - 50.00                   458      340,166,182          11.34      753,896    4.366      583     739     818      40.03
50.01 - 60.00                   658      486,871,850          16.23      748,862    4.354      609     741     819      50.08
60.01 - 70.00                 1,021      719,126,529          23.97      711,478    4.378      623     735     817      60.05
70.01 - 80.00                 2,003    1,129,891,922          37.66      567,914    4.380      615     738     821      70.05
80.01 - 90.00                     4        1,747,900           0.06      439,530    4.438      662     694     739      84.36
90.01 - 100.00                    2          862,593           0.03      434,375    4.442      693     697     701      94.01
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Cut-Off LTV                  LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
0.01 - 10.00                  29.11%      45.55%         341     19
10.01 - 20.00                 18.32       62.14          346     14
20.01 - 30.00                 26.76       76.59          347     13
30.01 - 40.00                 36.63       75.00          345     13
40.01 - 50.00                 46.29       79.94          347     13
50.01 - 60.00                 55.98       79.58          347     13
60.01 - 70.00                 66.23       80.00          347     13
70.01 - 80.00                 77.57       80.00          347     13
80.01 - 90.00                 86.89       90.00          347     13
90.01 - 100.00                94.54       95.00          350     10
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 62.39%
Lowest: 4.90%
Highest: 95.00%


18. MI Provider

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
MI Provider                 Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Amerin                            1         $401,843           0.01%    $408,000    4.375%     701     701     701      94.01%
GEMIC/Amerin                      1          398,300           0.01      408,521    4.375      662     662     662      90.00
MGIC                              1          500,000           0.02      500,000    4.500      695     695     695      86.96
NONE                          4,596    2,997,426,717          99.91      660,902    4.371      583     739     821      11.00
PMIC                              1          460,750           0.02      460,750    4.500      693     693     693      95.00
RMIC                              1          379,600           0.01      379,600    4.500      739     739     739      84.36
UGIC                              1          470,000           0.02      470,000    4.375      683     683     683      86.24
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
MI Provider                  LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
Amerin                        94.01%      94.01%         347     13
GEMIC/Amerin                  90.00       90.00          340     20
MGIC                          86.96       86.96          344     16
NONE                          62.90       80.00          347     13
PMIC                          95.00       95.00          352      8
RMIC                          84.36       84.36          354      6
UGIC                          86.24       86.24          349     11
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


19. Delinquency*

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Delinquency*                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
0-29 days                     4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Delinquency*                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
0-29 days                     62.92%      95.00%         347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

* OTS method

20. Original Term

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Original Term               Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
240                               8       $4,450,970           0.15%    $577,188    4.378%     673     744     790      37.69%
300                               3        1,581,252           0.05      544,283    4.410      719     750     786      38.33
360                           4,591    2,994,004,988          99.80      660,832    4.371      583     739     821      11.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Original Term                LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
240                           50.47%      67.27%         224     16
300                           50.09       78.08          281     19
360                           62.94       95.00          347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 359.8 months
Lowest: 240 months
Highest: 360 months


21. Scheduled Remaining Term

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Scheduled Remaining Term    Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
181 - 228                         7       $3,893,342           0.13%    $579,286    4.361%     673     740     790      37.69%
229 - 234                         1          557,627           0.02      562,504    4.500      766     766     766      48.08
241 - 288                         3        1,581,252           0.05      544,283    4.410      719     750     786      38.33
301 - 342                     1,256      791,391,931          26.38      646,307    4.370      583     736     818      13.89
343 - 348                     1,577      994,723,116          33.16      638,827    4.361      615     736     810      11.43
349 - 354                     1,203      796,974,916          26.57      667,403    4.372      622     740     821      11.00
355 - 360                       555      410,915,025          13.70      741,987    4.393      623     747     819      14.08
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Scheduled Remaining Term     LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
181 - 228                     50.81%      67.27%         223     17
229 - 234                     48.08       48.08          234      6
241 - 288                     50.09       78.08          281     19
301 - 342                     61.72       90.00          339     21
343 - 348                     63.60       94.01          346     14
349 - 354                     63.52       95.00          351      9
355 - 360                     62.62       80.00          356      4
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 346.9 months
Lowest: 218 months
Highest: 359 months


22. Cutoff Loan Age

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Cutoff Loan Age             Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
1 - 6                           830     $598,730,627          19.96%    $723,391    4.395%     623     746     819      14.08%
7 - 12                        1,353      882,051,041          29.40      657,057    4.355      622     736     821      11.00
13 - 18                       1,246      792,224,819          26.41      645,373    4.371      615     738     810      11.43
19 - 24                       1,155      715,420,056          23.85      635,628    4.367      583     736     818      13.89
25 - 30                          18       11,610,667           0.39      690,733    4.473      657     734     797      25.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Cutoff Loan Age              LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
1 - 6                         62.75%      84.36%         355      5
7 - 12                        63.77       95.00          350     10
13 - 18                       63.12       94.01          345     14
19 - 24                       61.87       90.00          339     21
25 - 30                       58.42       80.00          333     27
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 12.9 months
Lowest: 1 months
Highest: 30 months


23. Buy Down

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Buy Down                    Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
N                             4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Buy Down                     LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
N                             62.92%      95.00%         347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


24. Gross Margin

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Gross Margin                Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
2.750                         4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Gross Margin                 LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
2.750                         62.92%      95.00%         347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 2.750%
Lowest: 2.750%
Highest: 2.750%


25. Initial Cap (ARMs)

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Initial Cap (ARMs)          Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
5.000                         4,600   $2,998,898,541          99.96%    $660,651    4.371%     583     739     821      11.00%
6.000                             2        1,138,669           0.04      569,500    4.324      721     725     727      75.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Initial Cap (ARMs)           LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
5.000                         62.91%      95.00%         347     13
6.000                         77.04       80.00          338     22
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 5.000%
Lowest: 5.000%
Highest: 6.000%


26. Periodic Cap (ARMs)

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Periodic Cap (ARMs)         Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
2.000                         4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Periodic Cap (ARMs)          LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
2.000                         62.92%      95.00%         347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


27. Maximum Rate (ARMs)

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Maximum Rate (ARMs)         Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
8.001 - 9.000                    26      $26,404,600           0.88%   $1,016,098   3.912%     615     742     809      22.60%
9.001 - 10.000                4,574    2,972,493,941          99.08      658,630    4.375      583     739     821      11.00
10.001 - 11.000                   2        1,138,669           0.04      569,500    4.324      721     725     727      75.00
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Maximum Rate (ARMs)          LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
8.001 - 9.000                 55.18%      80.00%         352      8
9.001 - 10.000                62.98       95.00          347     13
10.001 - 11.000               77.04       80.00          338     22
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 9.371%
Lowest: 8.375%
Highest: 10.375%


28. Term to Roll (ARMs)

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Term to Roll (ARMs)         Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
25 - 30                           3       $1,728,326           0.06%    $675,167    4.500%     657     681     762      25.00%
31 - 36                          52       33,397,357           1.11      685,460    4.445      633     741     806      17.56
37 - 42                       1,207      759,697,587          25.32      644,305    4.367      583     736     818      13.89
43 - 48                       1,581      996,766,372          33.23      638,542    4.361      615     736     810      11.43
49 - 54                       1,204      797,532,543          26.58      667,316    4.372      622     740     821      11.00
55 - 60                         555      410,915,025          13.70      741,987    4.393      623     747     819      14.08
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Term to Roll (ARMs)          LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
25 - 30                       59.18%      69.20%         330     30
31 - 36                       58.44       80.00          335     25
37 - 42                       61.82       90.00          339     20
43 - 48                       63.57       94.01          346     14
49 - 54                       63.51       95.00          351      9
55 - 60                       62.62       80.00          356      4
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13

W.A.: 47.1 months
Lowest: 30 months
Highest: 59 months


29. Group

                            Number      Aggregate        Percent        Average
                              of         Current         of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                           Mortgage     Principal      by Principal    Principal   Gross     FICO    FICO    FICO    Original
Group                       Loans        Balance         Balance        Balance    Coupon    Score   Score   Score     LTV
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
2 - Securitization
Jumbo (definite)              4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%
------------------------   --------   --------------   ------------    ---------   ------    -----   -----   -----   --------
Total:                        4,602   $3,000,037,210         100.00%    $660,611    4.371%     583     739     821      11.00%

                                                     W.A.
                             W.A.        Max.      Remaining   W.A.
                           Original    Original     Term to    Loan
Group                        LTV         LTV       Maturity    Age
------------------------   --------    --------    ---------   ----
2 - Securitization
Jumbo (definite)              62.92%      95.00%         347     13
------------------------   --------    --------    ---------   ----
Total:                        62.92%      95.00%         347     13


--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
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